Hartford Life Insurance Company Separate Account Two:

333-101923	The Director (Series VIII and VIIIR)
333-69485	The Director (Series VII and VIIR)
The BB&T Director (Series II and IIR)
The Director Select (Series II and IIR)
333-19605	Director Immediate Variable Annuity
033-73570	The Director (Series VI)
033-06952	The Director (Series II-V)

Hartford Life and Annuity Insurance Company Separate Account One:

333-101924	The Director (Series VIII and VIIIR)
333-101945	The Director Plus (Series II and IIR)
333-101951	The Director Outlook (Series II and IIR)
333-69487	The Director (Series VII and VIIR)
333-45303	Director Access (Series I and IR)
333-66345	The Director Edge (Series I and IR)
333-91933	The Director Plus (Series I and IR)
333-39620	The Director Outlook (Series I and IR)
333-19607	Director Immediate Variable Annuity
033-73568	The Director (Series VI)
033-56790	The Director (Series IV-V)

Supplement Dated May 21, 2008 to your Prospectus Dated May 1, 2008

Supplement Dated May 21, 2008 to your Prospectus

As applicable, the following Funds are closed to new and subsequent Premium Payments and transfers of Contract Value other than contributions made to existing Contracts pursuant to regulatory settlements:

Hartford MidCap HLS Fund

Hartford MidCap Value HLS Fund

This Supplement Should Be Retained With The Prospectus For Future Reference.

HV-6688